Davis Opportunity Fund

An authorized series of
Davis Series, Inc.

Supplement dated February 12, 2021
To the Summary Prospectus, Prospectus, and Statement of Additional Information
dated April 30, 2020

Portfolio Manager Departure. Kent Whitaker has announced his departure from Davis Selected Advisers, L.P. Effective February 12, 2021 (the “Effective Date”), Mr. Whitaker will no longer serve as a Portfolio Manager for the Davis Opportunity Fund (the “Fund”). Mr. Whitaker will remain an adviser to Davis Selected Advisers, L.P. through December 31, 2021. On the Effective Date, all references to Mr. Whitaker will be hereby deleted from the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE